Exhibit 99.1

WASSERSTEIN PARTNERS III, LP

1301 AVENUE OF THE AMERICAS, 41ST FLOOR

NEW YORK, NY 10019

August 25, 2013

Wasserstein Cosmos Co-Invest, L.P.

c/o Wasserstein & Co., LP

1301 Avenue of the Americas, 41st Floor

New York, NY 10019

Ladies and Gentlemen:

This letter agreement sets forth the commitment of Wasserstein Partners III, LP (“Sponsor”), on the terms and subject to the conditions described herein, to purchase, or cause the purchase of, the equity of Wasserstein Cosmos Co-Invest, L.P., a Delaware limited partnership (“Parent”) formed for purposes of the transactions set forth herein. It is contemplated that, pursuant to the Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), among Parent, Cosmos Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and Globecomm Systems Inc., a Delaware corporation (the “Company”), Parent will acquire the Company by merging Merger Sub with and into the Company. Capitalized terms used and not defined herein have the meanings given to them in the Merger Agreement.

1. Commitment. Sponsor hereby commits, on the terms and subject to the conditions set forth herein, at the Closing, to purchase, or cause the purchase of, equity of Parent for an aggregate cash purchase price of up to $84,500,000 (the “Commitment”), solely for the purpose of allowing Parent to fund a portion of the Merger Consideration required to be paid pursuant to the Merger Agreement and the fees and expenses incurred by Parent and related to the transactions contemplated by the Merger Agreement, and to cause Parent and Merger Sub to use the proceeds of such purchase of equity of Parent to consummate the transactions contemplated by the Merger Agreement. Sponsor will not, under any circumstances, be obligated to contribute more than the Commitment to Parent. Sponsor may effect the purchase of the equity of Parent directly or indirectly through one or more Affiliated entities or other co-investors designated by it; provided, however, that no such action will reduce the amount of the Commitment or otherwise affect the obligations of Sponsor under this letter agreement. In the event Parent does not require all of the equity with respect to which the Sponsor has made the Commitment in order to consummate the transactions contemplated by the Merger Agreement and pay the fees and expenses described above, the amount to be funded under this letter agreement may be reduced as determined by Sponsor, but will not be reduced to an amount less than that which Parent requires to consummate the transactions contemplated by the Merger Agreement (when aggregated with the Debt Financing).

2. Conditions. The obligation of Sponsor to fund or cause the funding of the Commitment will be subject to (a) the execution and delivery of the Merger Agreement by the Company, (b) the satisfaction or waiver of each of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger set forth in Sections 9.01 and 9.02 of the Merger Agreement (other than those conditions that, by their nature, are to be satisfied at the Closing, but subject to their satisfaction at the Closing), and (c) the Debt Financing being funded on the Closing Date, subject only to the consummation of the transactions contemplated hereby.

3. Guaranty. Concurrently with the execution and delivery of this letter agreement, Sponsor is executing and delivering to the Company a guaranty, dated as of the date hereof (the “Guaranty”). The Company’s remedies against Sponsor under the Guaranty are, and are intended to be, the sole and exclusive direct or indirect remedies available to the Company and its security holders and Affiliates against Sponsor or any other Non-Recourse Party (as defined in the Guaranty), except as expressly set forth in Section 4 hereof. Whether or not the Company is entitled to enforce the Commitment in accordance with Section 4 hereof, in the event the Commitment is not funded in accordance with the terms of this letter agreement, none of Parent, the Company or any other Person will have, and no Person is intended to have, any right of recovery against Sponsor or any Non-Recourse Party in respect of any liabilities or obligations arising under, or in connection with, this letter agreement or the Merger Agreement or the transactions contemplated hereby or thereby or the negotiation hereof or thereof (including in the event Parent breaches its obligations under the Merger Agreement and whether or not Parent’s breach is caused by Sponsor’s breach of its obligations under this letter agreement), except for claims by the Company against Sponsor pursuant to the Guaranty or claims by the Company to enforce Parent’s right to cause the Commitment to be funded (solely to the extent that Parent can enforce the Commitment in accordance with the terms hereof) without the direction of Sponsor pursuant to Section 4 hereof. Any exercise of such third-party beneficiary rights is subject to the Company’s prior delivery of written notice to Parent and Sponsor stating the Company’s unqualified acceptance of, and agreement to comply with, the provisions of this letter agreement.

4. Enforceability. This letter agreement may only be enforced by Parent at the direction of Sponsor, and nothing set forth in this letter agreement will be construed to confer upon or give to the Company or any other Person (including Parent’s or any of the Company’s direct and indirect creditors), other than the parties hereto and their respective successors and permitted assigns, any rights to enforce the Commitment or to cause Parent to enforce the Commitment; provided, however, that, if the Company is entitled to specific performance in accordance with Section 11.13(b) of the Merger Agreement to cause the Commitment to be funded, the Company may enforce Parent’s right to cause the Commitment to be funded (solely to the extent that Parent can enforce the Commitment in accordance with the terms hereof) without the direction of Sponsor, and, in such event and solely to such extent, the Company will be deemed a third-party beneficiary of Parent’s rights under this letter agreement. The exercise by Parent or the Company of any right to enforce this letter agreement does not give rise to any other rights or remedies, monetary or otherwise, such rights and remedies being limited, as described in Section 3 hereof, to those provided under the Guaranty.

5. Amendment and Waivers. No amendment or waiver of any provision of this letter agreement will be valid and binding unless it is in writing and signed, in the case of an amendment, by each party hereto, or in the case of waiver, by the party against whom the waiver is to be effective. No waiver by any party of any breach or violation of, or default under, this letter agreement, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or omission on the part of any party in exercising any right, power or remedy under this letter agreement will operate as a waiver thereof.

6. Entire Agreement. Subject to Section 15 hereof, this letter agreement, together with the Guaranty, constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, between or among Sponsor or any of its Affiliates on the one hand, and Parent or any of its Affiliates on the other hand.

7. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. (a) This letter agreement will be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflict of laws rules of such state.

(b) THE PARTIES HERETO AGREE THAT ANY SUIT, ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BROUGHT BY ANY PARTY OR ANY OF ITS AFFILIATES OR AGAINST ANY PARTY OR ANY OF ITS AFFILIATES) WILL BE BROUGHT IN THE DELAWARE CHANCERY COURT OR, IF SUCH COURT DOES NOT HAVE JURISDICTION, ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OR OTHER DELAWARE STATE COURT, AND EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH SUIT, ACTION OR PROCEEDING AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8. Counterparts. This letter agreement may be executed in counterparts (including by facsimile or other electronic means), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

9. No Third-Party Beneficiaries. Except as set forth in Sections 4 and 12 hereof, the parties hereto hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto and its successors and permitted assigns, in accordance with and subject to the terms of this letter agreement. This letter agreement is not intended to and will not confer upon any Person other than the parties hereto and the Non-Recourse Parties, as provided in Section 12 hereof, any rights or remedies hereunder.

10. Confidentiality. This letter agreement will be treated as confidential and is being provided to Parent solely in connection with the Merger Agreement. This letter agreement may not be used, circulated, quoted or otherwise referred to in any document without the written consent of Sponsor, except (a) for a filing required to be made by Parent or the Company with the SEC that is made after giving Sponsor a reasonable opportunity to review and comment thereon or (b) in any action or proceeding provided for herein.

11. Termination. This letter agreement and the obligation of Sponsor to fund the Commitment will terminate automatically, immediately and without further action upon the earliest to occur of (a) the Effective Time (at which time the obligation will be fulfilled), (b) the termination of the Merger Agreement in accordance with its terms, (c) the Company or any of its Affiliates accepting payment in full from Sponsor under the Guaranty, and (d) the Company or any of its Affiliates, Representatives or security holders asserting any claim in any Proceeding against Parent or any Non-Recourse Party under this letter agreement, the Guaranty or otherwise against Sponsor in connection with the Merger Agreement or any of the transactions contemplated hereby or thereby (other than any claim relating to a breach or seeking to prevent a breach of the confidentiality agreement between the Company and Sponsor or any of its Affiliates or any claim by the Company seeking specific performance against (i) Parent or Merger Sub under the Merger Agreement or (ii) against Sponsor under this letter agreement as contemplated by Section 4 hereof or under the Guaranty pursuant to the terms thereof).

12. No Recourse. Notwithstanding anything that may be expressed or implied in this letter agreement, or any document or instrument delivered in connection herewith or the fact that Sponsor may be a partnership, by its acceptance of the benefits of this letter agreement, Parent acknowledges and agrees that no Person other than Sponsor has any liability, obligation or commitment of any nature, known or unknown, whether due or to become due, absolute, contingent or otherwise, hereunder and that Parent has no right of recovery under this letter agreement or under any document or instrument delivered in connection herewith, or for any claim based on, in respect of, or by reason of, such obligations or their creation, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith, against, and no personal liability whatsoever will attach to, be imposed upon or otherwise incurred by, any Non-Recourse Party, whether based on contract, tort, strict liability or otherwise, and whether by or through attempted piercing of the corporate, limited liability company or partnership veil, by or through a claim by or on behalf of Parent or Merger Sub or otherwise, against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or

Applicable Law, or otherwise. Notwithstanding any exercise or right to exercise its enforcement rights in accordance with Section 4 hereof, the Company is subject to this Section 12 to the same extent as Parent.

13. Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this letter agreement.

14. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision will be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof is held invalid or unenforceable in any respect, it will not invalidate, render unenforceable or otherwise affect any other provision hereof. Notwithstanding the foregoing, the parties intend that the remedies and limitations thereon contained in this letter agreement, including Section 4, Section 11 and Section 12 hereof, be construed as an integral provision of this letter agreement and that such remedies and limitations will not be severable in any manner that increases liability or obligations hereunder of either party hereto or of any Non-Recourse Party.

15. Assignment. Neither Parent nor Sponsor may assign its rights or interests or delegate its obligations hereunder to any other Person, by operation of law or otherwise, without the prior written consent of Parent (in the case of an assignment or delegation by Sponsor) or Sponsor (in the case of an assignment or delegation by Parent), in any such case in such party’s sole discretion; provided, however, that, without the prior written consent of Parent, Sponsor may delegate its obligations under this letter agreement to one or more Persons that agrees to assume Sponsor’s obligations under this letter agreement, it being understood that any such delegation will not relieve Sponsor of any of its obligations hereunder.

16. Fees and Expenses. The undersigned will be entitled to any expenses or other amounts payable by the Company to Parent or any of Parent’s Affiliates under the Merger Agreement (and Parent will pay to the undersigned such amounts as Parent may receive thereunder, subject to the terms of any other applicable agreements to which Parent is a party regarding the receipt of such amounts).

[Signature Pages Follow]

Sincerely,

WASSERSTEIN PARTNERS III, LP

By:	/s/ Anup Bagaria
Name:	Anup Bagaria
Title:	Authorized Signatory

Agreed to and accepted:

WASSERSTEIN COSMOS CO-INVEST, L.P.

By:	/s/ Anup Bagaria
Name:	Anup Bagaria
Title:	Authorized Signatory

Signature Page to Equity Commitment Letter